Exhibit 4.2

DELUXE CORPORATION

Medium-Term Notes

Officers’ Certificate and Company Order

Pursuant to the Indenture dated as of April 30, 2003 (the “Indenture”), by and between Deluxe Corporation (the “Company”) and Wells Fargo Bank Minnesota, N.A. , as Trustee (the “Trustee”), resolutions adopted by the Company’s Board of Directors on April 29, 2003, and resolutions adopted by the Finance Committee of the Company’s Board of Directors on August 5, 2003, this Officers’ Certificate and Company Order is being delivered to the Trustee to establish the terms of a series of Securities in accordance with Section 301 of the Indenture, to establish the forms of the Securities of such series in accordance with Section 201 of the Indenture, and to establish the procedures for the authentication and delivery of specific Securities from time to time pursuant to Section 303 of the Indenture.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

All conditions precedent provided for in the Indenture relating to the establishment of (i) a series of Securities, (ii) the forms of such series of Securities and (iii) the procedures for the authentication and delivery of such series of Securities have been complied with.

A. Establishment of Series pursuant to Section 301 of Indenture.

There is hereby established pursuant to Section 301 of the Indenture a series of Securities which shall have the following terms:

(1) The Securities of such series shall bear the title “Medium-Term Notes” (referred to herein as the “Notes”).

(2) There shall be no limitation on the aggregate principal amount of the Notes of such series, however, unless otherwise specified in an Authentication Certificate (as defined in Section C below), the aggregate principal amount of the Notes of such series to be issued pursuant to this Officers’ Certificate is limited to $250,000,000 or the equivalent thereof in foreign currencies or foreign currency units or, in the case of Notes issued at an original issue discount, such principal amount as will result in an aggregate initial offering price not to exceed such amount (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder) as such amount may be reduced by the issuance of other series of the Securities.

(3) Interest will be payable to the person in whose name a Note (or any predecessor Note) is registered at the close of business on the Regular Record Date (as defined below) next preceding each Interest Payment Date (as defined below); provided, however, that interest payable on the stated maturity thereof or upon redemption or repayment will be payable to the person to whom principal shall be payable. The first payment of any interest on any Note originally issued after a Regular Record Date and on or before an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered holder on such next succeeding Regular Record Date. Any interest which is payable, but not punctually paid or duly provided for, on any Interest Payment Date will be payable to the person and in the manner specified in Section 307 of the Indenture.

(4) Unless previously redeemed or repaid, each Note within such series shall mature on the date nine months or more from its date of issue as specified in such Note and in the applicable Authentication Certificate or if such Note is a Floating Rate Note (as defined below) and such specified date is not a Business Day (as defined below) with respect to such Note, the next succeeding Business Day (or in the case of a LIBOR Note (as defined below), if such next succeeding Business Day falls in the next calendar month, the next preceding Business Day). If the maturity date specified in such Note and in the applicable Authentication Certificate for any Fixed Rate Note is a day that is not a Business Day, principal will be paid on the next succeeding Business Day with the same force and effect as if made on such specified maturity date. “Business Day” means, unless otherwise specified in the applicable Authentication Certificate, any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and any other place of payment with respect to the applicable Notes and (a) with respect to LIBOR Notes, Business Day will also be a London Business Day (as defined below); (b) with respect to Notes denominated in Euro, Business Day will also be a day on which the TransEuropean Real-Time Gross Settlement Express Transfer (TARGET) System is in place; and (c) with respect to Notes denominated in a specified currency other than U.S. dollars or Euro, Business Day will not include a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the specified currency. “London Business Day” means, with respect to LIBOR Notes denominated in any currency specified in the applicable Authentication Certificate, any day on which dealings in that currency are transacted in the London interbank market.

(5) Each Note within such series that bears interest will bear interest at either (a) a fixed rate (the “Fixed Rate Notes”), (b) an indexed rate (the “Indexed Notes”) or (c) a floating rate determined by reference to one or more interest rate formulas, which may be adjusted by a Spread and/or Spread Multiplier (each as defined below), and, if so specified in the applicable Authentication Certificate with respect to one or more Interest Periods (as defined below) (the “Floating Rate Notes”). Notes within such series may also be issued as “Zero Coupon Notes” which do not provide for any periodic payments of interest. Notes may be issued as “Original Issue Discount Notes” at a discount from the principal amount thereof due at the stated maturity as specified in the applicable Authentication Certificate. Any Floating Rate Note may also have either or both of the following as set forth in the applicable Authentication Certificate: (i) a maximum interest rate limitation, or ceiling, on the rate of interest which may accrue during any Interest Period; and (ii) a minimum interest rate limitation, or floor, on the rate of interest which may accrue during any Interest Period. The applicable Authentication Certificate may

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designate any of the following interest rate formulas as applicable to one or more Interest Periods on each Floating Rate Note: (a) the Commercial Paper Rate, in which case such Note will be a “Commercial Paper Rate Note” with respect to such Interest Period or Interest Periods; (b) the Federal Funds Rate, in which case such Note will be a “Federal Funds Rate Note” with respect to such Interest Period or Interest Periods; (c) LIBOR, in which case such Note will be a “LIBOR Note” with respect to such Interest Period or Interest Periods; (d) the Prime Rate, in which case such Note will be a “Prime Rate Note” with respect to such Interest Period or Interest Periods; (e) the CD Rate, in which case such Note will be a “CD Rate Note” with respect to such Interest Period or Interest Periods; (f) the Treasury Rate, in which case such Note will be a “Treasury Rate Note” with respect to such Interest Period or Interest Periods; or (g) such other interest rate formula as set forth in the applicable Authentication Certificate.

The interest rate on each Floating Rate Note for each Interest Period will be determined by reference to (i) the applicable interest rate formula specified in the applicable Authentication Certificate for such Interest Period, plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any, or (ii) the applicable fixed rate per annum specified in the applicable Authentication Certificate for such Interest Period. The “Spread” is the number of basis points specified in the applicable Authentication Certificate as being applicable to such Floating Rate Note for such Interest Period, and the “Spread Multiplier” is the percentage specified in the applicable Authentication Certificate as being applicable to such Floating Rate Note for such Interest Period.

Each Note that bears interest will bear interest from and including its date of issue or from and including the most recent Interest Payment Date (as defined below) to which interest on such Note (or any predecessor Note) has been paid or duly provided for (i) at the fixed rate per annum applicable to the related Interest Period or Interest Periods, (ii) at the rate determined pursuant to the applicable index or (iii) at a rate per annum determined pursuant to the interest rate formula applicable to the related Interest Period, in each case as specified therein and in the applicable Authentication Certificate, until the principal thereof is paid or made available for payment. Interest will be payable on each Interest Payment Date and at the stated maturity thereof or upon repayment or redemption. The first payment of interest on any Note originally issued after a Regular Record Date and on or before an Interest Payment Date will be made, on the Interest Payment Date following the next succeeding Regular Record Date, to the registered holder on such next succeeding Regular Record Date. Interest rates and interest rate formulas are subject to change by the Company from time to time but no such change will affect any Note theretofore issued or which the Company has agreed to issue. Unless otherwise specified in the applicable Authentication Certificate, the “Interest Payment Dates” and the “Regular Record Dates” for Fixed Rate Notes shall be as described below under “Fixed Rate Notes” and the “Interest Payment Dates” and the “Regular Record Dates” for Floating Rate Notes shall be as described below under “Floating Rate Notes.”

The interest rate on a Note for any Interest Period will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

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The applicable Authentication Certificate will specify: (i) the issue price, Interest Payment Dates and Regular Record Dates; (ii) with respect to any Fixed Rate Note, the interest rate; (iii) with respect to any Indexed Note, the index; (iv) with respect to any Floating Rate Note, whether the Floating Rate Note is a regular Floating Rate Note, an inverse Floating Rate Note or a Floating Rate/Fixed Rate Note, the Initial Interest Rate (as defined below), the method (which may vary from Interest Period to Interest Period) of calculating the interest rate applicable to such Floating Rate Note for each Interest Period (including, if applicable, the fixed rate per annum applicable to one or more Interest Periods, the period to maturity of any instrument with respect to which the interest rate basis or bases will be calculated (the “Index Maturity”), the Spread and/or Spread Multiplier, the Interest Determination Dates (as defined below), the Interest Reset Dates (as defined below) and any minimum or maximum interest rate limitations); (v) whether such Note is an Original Issue Discount Note; and (vi) any other terms consistent with the Indenture.

Fixed Rate Notes. Each Fixed Rate Note, whether or not issued as an Original Issue Discount Note, will bear interest at the annual rate specified in the applicable Authentication Certificate. The Interest Payment Dates for Fixed Rate Notes will be specified in the applicable Authentication Certificate and the Regular Record Dates will be the fifteenth calendar day (whether or not a business day) prior to each Interest Payment Date, unless otherwise specified in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date for any payment on any Fixed Rate Note is not a Business Day, payment of interest, premium, if any, or principal otherwise payable on that Fixed Rate Note will be made on the next succeeding Business Day. We will not pay any additional interest as a result of the delay in payment.

Floating Rate Notes. The Interest Payment Dates for the Floating Rate Notes shall be as specified in such Notes and in the applicable Authentication Certificate, and, unless otherwise specified in the applicable Authentication Certificate, the Regular Record Dates for the Floating Rate Notes will be on the day (whether or not a Business Day) fifteen calendar days preceding each Interest Payment Date. Unless otherwise specified in the applicable Authentication Certificate and except as provided below, interest on Floating Rate Notes will be payable on the maturity date and the following Interest Payment Dates: (a) in the case of Floating Rate Notes which reset daily, weekly or monthly, on a Business Day that occurs in each month, as specified in the applicable Authentication Certificate; (b) in the case of Floating Rate Notes which reset quarterly, on a Business Day that occurs in each third month, as specified in the applicable Authentication Certificate; (c) in the case of Floating Rate Notes which reset semi-annually, on a Business Day that occurs in each of two months of each year as specified in the applicable Authentication Certificate; and (d) in the case of Floating Rate Notes which reset annually, on a Business Day that occurs in one month of each year, as specified in the applicable Authentication Certificate. If any Interest Payment Date for any Floating Rate Note would otherwise be a day that is not a Business Day, that Interest Payment Date will be the next succeeding day that is a Business Day, and we will not pay any additional interest as a result of the delay in payment, except that if a Note is a LIBOR Note and if the next Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the maturity date of a Floating Rate Note falls on a day that is not a Business Day, the payment

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of principal, premium, if any, and interest, if any, will be made on the next succeeding Business Day, and we will not pay any additional interest for the period from and after the maturity date.

Except otherwise specified in the applicable Authentication Certificate, the interest rate borne by a “Regular Floating Rate Note” will bear interest at the rate determined by reference to the applicable interest rate basis or bases plus or minus the applicable Spread, if any; and/or multiplied by the applicable Spread Multiplier, if any. Unless otherwise specified in the applicable Authentication Certificate, commencing on the initial Interest Reset Date, the rate at which interest on the Regular Floating Rate Note will be payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the original issue date to the initial Interest Reset Date will be the Initial Interest Rate (as defined below). If a Floating Rate Note is designated as a “Floating Rate/Fixed Rate Note”, then, except as described below or in an applicable Authentication Certificate, the Note will initially bear interest at the rate determined by reference to the applicable interest rate basis or bases plus or minus the applicable Spread, if any; and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the initial Interest Reset Date, the rate at which interest on the Floating Rate/Fixed Rate Note will be payable shall be reset as of each Interest Reset Date, except that the interest rate in effect for the period from the original issue date to the initial Interest Reset Date will be the Initial Interest Rate; and the interest rate in effect commencing on, and including, the “Fixed Rate Commencement Date” (as specified in the applicable Authentication Certificate) to the maturity date will be the fixed interest rate specified in the applicable Authentication Certificate, or if no fixed interest rate is so specified and the Floating Rate/Fixed Rate Note is still outstanding on the Fixed Rate Commencement Date, the interest rate in effect on the Floating Rate/Fixed Rate Note on the day immediately preceding the Fixed Rate Commencement Date. If a Floating Rate Note is designated as an “Inverse Floating Rate Note”, then, except as described below or in an applicable Authentication Certificate, the Note will bear interest equal to the fixed interest rate specified in the related Authentication Certificate minus the rate determined by reference to the interest rate basis or bases; plus or minus the applicable Spread, if any; and/or multiplied by the applicable Spread Multiplier, if any. Unless otherwise specified in the applicable Authentication Certificate, the interest rate on an Inverse Floating Rate Note will not be less than zero. Commencing on the initial Interest Reset Date, the rate at which interest on the Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the original issue date to the initial Interest Reset Date will be the Initial Interest Rate.

The rate of interest on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the date on which each such reset occurs, an “Interest Reset Date”), as specified in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, the Interest Reset Date will be, (a) in the case of Floating Rate Notes which reset daily, each Business Day; (b) in the case of Floating Rate Notes which reset weekly, a Business Day that occurs in each week as specified in the applicable Authentication Certificate (with the exception of weekly reset Treasury Rate Notes, which will reset the Tuesday of each week except as specified below); (c) in the case of Floating Rate Notes which reset monthly, a Business Day that occurs in each month as specified in the applicable Authentication Certificate; (d) in the case of Floating Rate Notes which reset quarterly, a Business Day that occurs in each third month as specified in the applicable Authentication Certificate; (e) in the case of Floating Rate Notes which reset semi-annually, a Business Day that

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occurs in each of two months of each year as specified in the applicable Authentication Certificate; and (f) in the case of Floating Rate Notes which reset annually, a Business Day that occurs in one month of each year as specified in the applicable Authentication Certificate. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, that Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable interest rate basis, if that Business Day falls in the next succeeding calendar month, the Interest Reset Date will be the immediately preceding Business Day. The interest rate in effect from the date of issue to the first Interest Reset Date with respect to a Floating Rate Note (the “Initial Interest Rate”) will be as specified in the applicable Authentication Certificate.

Except as set forth in the applicable Authentication Certificate, the interest rate in effect on each day will be (a) if that day is an Interest Reset Date, the interest rate as determined on the Interest Determination Date immediately preceding that Interest Reset Date; or (b) if that day is not an Interest Reset Date, the interest rate determined on the Interest Determination Date immediately preceding the next preceding Interest Reset Date.

The interest rate applicable to each period between Interest Reset Dates (the “Interest Reset Period”) commencing on the Interest Reset Date with respect to that Interest Reset Period will be the rate determined as of the “Interest Determination Date”. Unless otherwise specified in the applicable Authentication Certificate, the Interest Determination Date with respect to the CD Rate Notes, the Commercial Paper Rate Notes, the Federal Funds Rate Notes and the Prime Rate Notes will be the second Business Day preceding each Interest Reset Date for the related Note; and the Interest Determination Date with respect to LIBOR Notes will be the second London Business Day preceding each Interest Reset Date for the related Note. With respect to the Treasury rate, unless otherwise specified in an applicable Authentication Certificate, the Interest Determination Date will be the day in the week in which the related Interest Reset Date falls on which day Treasury bills (as defined below) are normally auctioned (Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday on the week preceding the related Interest Reset Date, the related Interest Determination Date will be that preceding Friday; and provided, further, that if an auction falls on any Interest Reset Date then the related Interest Reset Date will instead be the first Business Day following that auction. Unless otherwise specified in the applicable Authentication Certificate, the Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more interest rate bases, will be the latest Business Day which is at least two Business Days prior to each Interest Reset Date for that Floating Rate Note. Each interest rate basis will be determined and compared on that date, and the applicable interest rate will take effect on the related Interest Reset Date, as specified in the applicable Authentication Certificate.

With respect to each Floating Rate Note, accrued interest is calculated by multiplying the face amount of the Note by an Accrued Interest Factor. The “Accrued Interest Factor” is computed by adding the interest factor calculated for each day from and including the later of (a) the date of issue and (b) the last day to which interest has been paid or duly provided for, to but excluding the last date for which accrued interest is being calculated. Unless otherwise specified in the applicable Authentication Certificate, the interest factor for each such day will be

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computed by dividing the interest rate applicable to that day by 360 in the case of CD Notes, Commercial Paper Notes, Federal Funds Notes, LIBOR Notes or Prime Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes. The Accrued Interest Factor for Notes for which the interest rate may be calculated with reference to two or more interest rate bases will be calculated in each period by selecting one such interest rate basis for this period in accordance with the provisions of the applicable Authentication Certificate.

Unless otherwise provided for in the applicable Authentication Certificate, Wells Fargo Bank Minnesota, N.A. will be the calculation agent (the “Calculation Agent”) and for each Interest Reset Date will determine the interest rate with respect to any Floating Rate Note as described below. The Calculation Agent will notify the Company, the agent that is responsible for pay out the interest or principal of the Notes (the “Paying Agent”) and the Trustee of each determination of the interest rate applicable to a Floating Rate Note promptly after such determination is made. The Trustee will, upon the request of the holder of any Floating Rate Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date relating to that Note. Unless otherwise specified in the applicable Authentication Certificate, the “Calculation Date”, where applicable, pertaining to any Interest Determination Date will be the earlier of (a) the tenth calendar day after that Interest Determination Date or, if that day is not a Business Day, the next succeeding Business Day or (b) the Business Day preceding the applicable Interest Payment Date or maturity date of the Note, as the case may be.

All percentages resulting from any calculation on Floating Rate Notes will be to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 5.876545% (or .05876545) would be rounded to 5.87655% (or .0587655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

CD Rate Notes. CD Rate Notes will bear interest at the interest rate (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any) specified in the CD Rate Notes and in the applicable Authentication Certificate.

Unless otherwise specified in the applicable Authentication Certificate, “CD Rate” means, with respect to any interest determination date relating to a CD Rate Note, the rate on the date for negotiable certificates of deposit having the Index Maturity designated in the applicable Authentication Certificate as published by the Board of Governors of the Federal Reserve System in “Statistical Release H.15(519), Selected Interest Rates” under the heading “CDs (Secondary Market)”, or any successor publication or, if not so published by 3:00 p.m., New York City time, on the calculation date pertaining to that interest determination date, the CD Rate will be the rate on that interest determination date for negotiable certificates of deposit of the Index Maturity designated in the applicable Authentication Certificate as published by the Federal Reserve Bank of New York in its daily update of H.15(519) available through the world-wide web site of the Board of Governors of the Federal Reserve System at “http://www.federalreserve.gov/releases/H15/update” or any successor site or publication of the Board of Governors under the heading “Certificates of Deposit”. If that rate is not yet published in either H.15(519) or H.15 daily update by 3:00 p.m., New York City time, on the calculation

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date pertaining to an interest determination date, the calculation agent will calculate the CD Rate on that interest determination date, which will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that interest determination date, for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity designated in the applicable Authentication Certificate in an amount that is representative for a single transaction in that market at that time as quoted by three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to that Interest Determination Date will be the same as the CD Rate in effect for the immediately preceding Interest Reset Period (or, if there was no preceding Interest Reset Period, the rate of interest shall be the Initial Interest Rate).

Commercial Paper Rate Notes. Commercial Paper Rate Notes will bear interest at the interest rate (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any) specified in the Commercial Paper Rate Notes and in the applicable Authentication Certificate.

Unless otherwise specified in the applicable Authentication Certificate, “Commercial Paper Rate” means, with respect to any Interest Determination Date relating to a Commercial Paper Rate Note, the Money Market Yield (as defined below) of the rate on that date for commercial paper having the Index Maturity designated in the applicable Authentication Certificate, as published in H.15(519), under the heading “Commercial Paper—Non-Financial”. In the event that the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the Interest Determination Date for commercial paper of the specified Index Maturity as published in H.15 daily update under the heading “Commercial Paper” (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet available in either H.15(519) or H.15 daily update, then the Calculation Agent will calculate the Commercial Paper Rate on that Interest Determination Date, which will be the Money Market Yield corresponding to the arithmetic mean of the offered rates as of approximately 11:00 a.m., New York City time, on that Interest Determination Date for commercial paper of the specified Index Maturity placed for a non-financial issuer whose bond rating is “AA”, or the equivalent, from a nationally recognized rating agency as quoted by three leading dealers of commercial paper in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as set forth above, the Commercial Paper Rate with respect to that Interest Determination Date will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate).

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“Money market yield” will be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =             D x 360             x 100

                                360 - (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the period for which interest is being calculated.

Federal Funds Rate Notes. Federal Funds Rate Notes will bear interest at the interest rate (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Federal Funds Rate Notes and in the applicable Authentication Certificate.

Unless otherwise specified in the applicable Authentication Certificate, the “Federal Funds Rate” means, with respect to any Interest Determination Date relating to a Federal Funds Rate Note, the rate on such date for Federal Funds as published in H.15(519) under the heading “Federal Funds (effective)” or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the Federal Funds Rate will be the rate on that Interest Determination Date as published in H.15 daily update under the heading “Federal Funds (effective)”. If that rate is not published in either H.15(519) or H.15 daily update by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the Calculation Agent will calculate the Federal Funds rate for that Interest Determination Date, which will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds as of 9:00 a.m., New York City time, on that Interest Determination Date arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Federal Funds rate with respect to that Interest Determination Date will be the same as the Federal Funds rate in effect for the immediately preceding Interest Reset Period (or, if there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate).

LIBOR Notes. LIBOR Notes will bear interest at the interest rate (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any) specified in the LIBOR Notes and in the applicable Authentication Certificate.

Unless otherwise specified in the applicable Authentication Certificate, the Calculation Agent will determine “LIBOR” for each Interest Reset date as follows:

•	With respect to an Interest Determination Date relating to a LIBOR Note, LIBOR will be the rate for deposits in the London interbank market in the Index Currency (as defined below) having the Index Maturity designated in the applicable Authentication Certificate commencing on the second London business day immediately following that Interest Determination Date that appears on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on the Designated LIBOR

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Page, LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in the following paragraph.

•	With respect to an Interest Determination Date relating to a LIBOR Note to which the last sentence of the previous paragraph applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the index currency for the period of the Index Maturity designated in the applicable Authentication Certificate commencing on the second London business day immediately following that Interest Determination Date to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in that index currency in such market at that time. If at least two such quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. (or such other time specified in the applicable Authentication Certificate), in the principal financial center of the country of the specified Index Currency, on that Interest Determination Date for loans made in the Index Currency to leading European banks having the Index Maturity designated in the applicable Authentication Certificate commencing on the second London business day immediately following that Interest Determination Date and in a principal amount that is representative for a single transaction in that Index Currency in that market at that time by three major banks in that principal financial center selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to that Interest Determination Date will be the same as LIBOR in effect for the immediately preceding Interest Reset Period (or, if there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate).

“Index Currency” means the currency (including currency units and composite currencies) specified in the applicable Authentication Certificate as the currency with respect to which LIBOR will be calculated. If no currency is specified in the applicable Authentication Certificate, the Index Currency will be U.S. dollars.

“Designated LIBOR Page” means the display on Page 3750 (or any other page specified in the applicable Authentication Certificate) of the Dow Jones Telerate Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency (or such other page as may replace that page on that service for the purpose of displaying such rates).

Prime Rate Notes. Prime Rate Notes will bear interest at the interest rate (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable Authentication Certificate.

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Unless otherwise specified in the applicable Authentication Certificate, “Prime Rate” means, with respect to any Interest Determination Date, the rate set forth in H.15(519) for that date opposite the caption “Bank Prime Loan”. If that rate is not yet published by 9:00 a.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the Prime Rate for that Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Bloomberg Prime Rate by Top Banks Page (as defined below) as that bank’s prime rate or base lending rate as in effect for that Interest Determination Date as quoted on the Bloomberg Prime Rate by Top Banks Page on that Interest Determination Date, or, if fewer than four of these rates appear on the Bloomberg Prime Rate by Top Banks Page for that Interest Determination Date, the rate will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Calculation Agent will calculate the Prime Rate, which will be the arithmetic mean of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, in each case having total equity capital of at least $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote prime rates. “Bloomberg Prime Rate by Top Banks Page” means the display designated as the “Prime Rate by Top Banks” page on Bloomberg Professional (or such other page as may replace the Prime Rate by Top Banks Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Treasury Rate Notes. Treasury Rate Notes will bear interest at the interest rate (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any) specified in the Treasury Rate Notes and in the applicable Authentication Certificate.

Unless otherwise specified in the applicable Authentication Certificate, the “Treasury Rate” means, with respect to any Interest Determination Date relating to a Treasury Rate Note, the rate applicable to the most recent auction of direct obligations of the United States, which we refer to as Treasury bills, having the Index Maturity designated in the applicable Authentication Certificate, as published in H.15(519) under the heading “Treasury Bills—auction average (investment)” or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the auction average rate on that Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity designated in the applicable Authentication Certificate are not published or reported as provided above by 3:00 p.m., New York City time, on that Calculation Date or if no such auction is held in a particular week, then the Treasury Rate will be the rate as published in H.15(519) under the heading “Treasury Bills—secondary market,” or any successor publication or heading. In the event that rate is not published by 3:00 p.m., New York City time, on that Calculation Date, then the Calculation Agent will calculate the Treasury Rate, which will be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that Interest

11

Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated in the applicable Authentication Certificate; provided, however, that if the dealers selected by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the Treasury Rate with respect to the Interest Determination Date will be the same as the Treasury Rate in effect for the immediately preceding Interest Reset Period (or, if there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate).

Zero Coupon Notes. The specific terms of any Zero Coupon Notes will be set forth in the applicable Authentication Certificate.

(6) Unless otherwise specified in the applicable Authentication Certificate, principal of (and premium, if any) and interest (if any) on the Notes will be payable, and, except as provided in Section 305 of the Indenture with respect to any Global Security (as defined below) representing Book-Entry Notes (as defined below), the transfer of the Notes will be registrable and Notes will be exchangeable for Notes bearing identical terms and provisions at the corporate trust office of Wells Fargo Bank Minnesota, N.A. (the “Paying Agent”), in the City of Minneapolis, Minnesota or at its agency located in the City of New York, provided that payments of interest with respect to any Certificated Note (as defined below), other than interest at maturity or upon redemption, may be made at the option of the Company by check mailed to the address of the person entitled thereto as it appears on the Security Register at the close of business on the Regular Record Date corresponding to the relevant Interest Payment Date. Unless otherwise specified in the applicable Authentication Certificate, holders of $5,000,000 or more in aggregate principal amount of Certificated Notes shall be entitled to receive payments of interest, other than interest at maturity or upon redemption, by wire transfer of immediately available funds, if appropriate wire transfer instructions have been given to the Paying Agent in writing not later than the Regular Record Date prior to the applicable Interest Payment Date.

(7) If so specified in the applicable Authentication Certificate, the Notes will be redeemable at the option of the Company on the date or dates prior to their stated maturity specified in the applicable Authentication Certificate at the price or prices (“Redemption Prices”) specified in the applicable Authentication Certificate (unless otherwise specified in such Authentication Certificate, expressed as a percentage of the principal amount of such Note or, in the case of Zero Coupon Notes or certain interest bearing Notes issued as Original Issue Discount Notes (as specified in the applicable Authentication Certificate), as a percentage of the Amortized Face Amount (as defined below) of such Note as described in Paragraph (14) below), together with accrued interest, if any, to the date of redemption (or, in the case of any interest bearing Note issued as an Original Issue Discount Note, any accrued but unpaid “qualified stated interest” payments (as specified in Paragraph (14) below)) and the redemption period or periods (“Redemption Periods”) during which such Redemption Prices shall apply. Unless otherwise specified in the applicable Authentication Certificate, the Company may redeem any of the Notes which are redeemable and remain outstanding either in

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whole or from time to time in part upon the terms and conditions set forth in Article Eleven of the Indenture.

(8) The Notes will not be subject to any sinking fund and, unless a date or dates on which a Note may be repayable at the option of the Holder thereof (each a “Repayment Date”) is specified in the applicable Authentication Certificate, will not be repayable at the option of a holder prior to their stated maturity. If a Repayment Date is so specified with respect to any Note, the applicable Authentication Certificate will also specify one or more repayment prices (“Repayment Prices”) (unless otherwise specified in such Authentication Certificate, expressed as a percentage of the principal amount of such Note or, in the case of Zero Coupon Notes or certain interest bearing Notes issued as Original Issue Discount Notes (as specified in the applicable Authentication Certificate), as a percentage of the Amortized Face Amount of such Note as described in Paragraph (14) below), together with accrued interest, if any, to the date of repayment (or, in the case of any interest bearing Note issued as an Original Issue Discount Note, any accrued but unpaid “qualified stated interest” payments (as specified in Paragraph (14) below)), the repayment period or periods (“Repayment Periods”) during which such Repayment Prices shall apply and any other terms of such repayment. Unless otherwise specified in the applicable Authentication Certificate, the Company shall not be obligated to redeem or purchase any Notes of such series pursuant to any sinking fund or analogous provisions or at the option of any Holder.

(9) Unless otherwise specified in the applicable Authentication Certificate, Notes of such series, other than Foreign Currency Notes (as defined below), may be issued only in fully registered form and the authorized denomination of the Notes of such series shall be $1,000 and any integral multiple of $1,000 in excess thereof. Foreign Currency Notes will be issued in the denominations specified in the applicable Authentication Certificate.

(10) The Notes may be denominated, and payments of principal of and interest on the Notes will be made, in United States dollars or in such foreign currencies or composite currencies (a “Specified Currency”) as may be specified in the applicable Authentication Certificate (each such Note denominated in a Specified Currency other than United States Dollars, a “Foreign Currency Note”).

(11) The Notes shall be subject to the events of default specified in Section 501, paragraphs (1) through (7), of the Indenture.

(12) The Notes shall be subject to the restrictive covenants specified in Sections 1007 and 1008 of the Indenture.

(13) The portion of the principal amount of the Notes, other than Original Issue Discount Notes (including any Zero Coupon Notes) which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof.

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(14) Unless otherwise specified in the applicable Authentication Certificate, the portion of the principal amount of Zero Coupon Notes and certain interest bearing Notes issued as Original Issue Discount Notes (as specified in the applicable Authentication Certificate) payable upon any acceleration of the maturity thereof will be the Amortized Face Amount (as defined below) thereof, and the amount payable to the holder of such Original Issue Discount Note upon any redemption or repayment thereof will be the applicable percentage of the Amortized Face Amount thereof specified in the applicable Authentication Certificate, in each case as determined by the Company plus, in the case of any interest bearing Note issued as an Original Issue Discount Note, any accrued but unpaid “qualified stated interest” payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the “Regulations”)). The “Amortized Face Amount” of an Original Issue Discount Note is equal to the sum of (i) the Issue Price (as defined below) of such Original Issue Discount Note and (ii) that portion of the difference between the Issue Price and the principal amount of such Original Issue Discount Note that has been amortized at the Stated Yield (as defined below) of such Original Issue Discount Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of such Original Issue Discount Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of such Note due at the stated maturity thereof. As used in the preceding sentence, the term “Issue Price” means the principal amount of such Original Issue Discount Note due at the stated maturity thereof less the “Original Issue Discount” of such Original Issue Discount Note specified on the face thereof and in the applicable Authentication Certificate. The term “Stated Yield” of such Original Issue Discount Note means the “Yield to Maturity” specified on the face of such Original Issue Discount Note and in the applicable Authentication Certificate for the period from the Original Issue Date of such Original Issue Discount Note, as specified on the face of such Original Issue Discount Note and in the applicable Authentication Certificate, to the stated maturity thereof based on its Issue Price and principal amount payable at the stated maturity thereof.

(15) The Notes may be issued with the principal amount thereof payable at maturity or upon redemption or repayment or the interest payable on any Interest Payment Date, or both, to be determined with reference to an index or indices (e.g., currencies, composite currencies, commodities, financial or nonfinancial indices) or other factors set forth in the applicable Authentication Certificate. Holders of such Notes may receive a principal amount at maturity or upon redemption or repayment that is greater than or less than the face amount of the Note depending upon such index or other factors. Information as to the method for determining the principal amount payable at maturity or upon redemption or repayment or the amount of interest payable on any Interest Payment Date, as the case may be, and the applicable index or other factor will be set forth in the applicable Authentication Certificate.

(16) Unless otherwise specified in the applicable Authentication Certificate, the principal of or any premium or interest on the Notes will be denominated or payable in the currency of the United States of America and Sections 403 and 1009 of the Indenture shall apply to the Notes.

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(17) Each Note will be represented by either a global security (a “Global Security”) registered in the name of a nominee of Depository Trust Company or DTC (each such Note represented by a Global Security being herein referred to as a “Book-Entry Note”) or a certificate issued in definitive registered form, without coupons (a “Certificated Note”), as set forth in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, DTC will act as depositary. Except as provided in Section 305 of the Indenture, Book-Entry Notes will not be issuable in certificated form and will not be exchangeable or transferable. So long as DTC or its nominee is the registered holder of any Global Security, DTC or its nominee, as the case may be, will be considered the sole Holder of the Book-Entry Note or Notes represented by such Global Security for all purposes under the Indenture and the Notes.

(18) Unless otherwise specified in the applicable Authentication Certificate with respect to Notes for which the principal of or any premium or interest on such Notes is denominated or payable in a Specified Currency other than United States dollars, Sections 403 and 1009 of the Indenture shall apply to the Notes.

(19) Subject to the terms of the Indenture and the resolutions and authorizations referred to in the first paragraph hereof, the Notes shall have such other terms (which may be in addition to or different from the terms set forth herein) as are specified in the applicable Authentication Certificate.

(20) The Notes will be unsecured and unsubordinated obligations of the Company and will rank equally in right of payment with all of the other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The Notes will rank senior to any subordinated indebtedness of the Company.

B. Establishment of Note Forms pursuant to Section 201 of Indenture.

It is hereby established pursuant to Section 201 of the Indenture that the Global Securities representing Book-Entry Notes denominated and payable in United States dollars shall be substantially in the forms attached as Exhibits A, B and C hereto, unless a different form is provided in the applicable Authentication Certificate (which Authentication Certificate shall be an “Officers’ Certificate” satisfying the requirements of Section 201 of the Indenture). The Notes shall have such additional terms as shall be set forth in the applicable Authentication Certificate and delivered to the Trustee or its authenticating agent. Upon receipt (including by facsimile) of such an Authentication Certificate, the Trustee or its authenticating agent is hereby instructed to insert such terms on the face of the Notes relating thereto.

C. Establishment or Procedures for Authentication of Notes Pursuant to Section 303 of Indenture.

It is hereby ordered pursuant to Section 303 of the Indenture that Notes may be authenticated by the Trustee and issued in accordance with the Administrative Procedures attached hereto as Exhibit D and upon receipt by the Trustee (including by facsimile) of an Authentication Certificate Supplemental to this Officers’ Certificate and Company Order, in

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substantially the form attached as Exhibit E hereto (an “Authentication Certificate”), setting forth the information specified or contemplated therein for the particular Notes to be authenticated and issued. The officers signing each Authentication Certificate shall be one of the Chairman of the Board, the President, a Vice President or an Assistant Vice President of the Company and either the Treasurer or an Assistant Treasurer of the Company.

D. Other Matters.

The applicable Authentication Certificate shall specify any agent of the Company designated for the purpose of delivering, for cancellation by the Trustee pursuant to Section 309 of the Indenture, Notes which have not been issued and sold by the Company.

The undersigned have read the pertinent sections of the Indenture including the related definitions contained therein. The undersigned have examined the resolutions adopted by the Board of Directors and the Finance Committee of the Board of Directors of the Company. In the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not the conditions precedent to the establishment of (i) a series of Securities, (ii) the forms of such Securities and (iii) the procedures for authentication of such series of Securities, contained in the Indenture have been complied with. In the opinion of the undersigned, such conditions have been complied with.

Dated: September 2, 2003

DELUXE CORPORATION

By	/S/ ANTHONY C. SCARFONE
Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

And	/S/ RAJ AGRAWAL
Raj Agrawal Treasurer

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EXHIBIT A

FORM OF GLOBAL FIXED RATE NOTE

[FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	PRINCIPAL AMOUNT: $
NO. FXR-	CUSIP:

DELUXE CORPORATION

MEDIUM-TERM NOTE

DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

(FIXED RATE)

Form of Note: Book-Entry Note

Original Issue Date (Settlement Date):

Specified Currency:	☐ U.S. dollars ☐ Other:

Authorized Denominations:	☐ U.S. $1,000 and integral multiples thereof
☐ Other:

Maturity Date:

Interest Payment Date(s):

Interest Rate: %
Day Count:	☐ 30/360
☐ Other:

Indexed Note:	☐ Yes ☐ No
Manner of Determining Principal Amount Payable at Maturity Date:
Manner of Determining Interest Payable at Interest Payment Date:

Dual Currency Note:	☐ Yes ☐ No
Optional Payment Currency:
Optional Election Date:

Amortizing Note:	☐ Yes ☐ No
Amortizing Schedule:

Original Issue Discount Note:	☐ Yes ☐ No
Issue Price:

Renewable Note:	☐ Yes ☐ No
Initial Maturity Date:

Optional Redemption:	☐ Yes ☐ No
Initial Redemption Date:
Initial Redemption Percentage: %
Annual Redemption Percentage Reduction:

Optional Repayment:	☐ Yes ☐ No
Optional Repayment Date(s):

Optional Extension of Maturity:	☐ Yes ☐ No
Final Maturity Date:

Addendum Attached:	☐ Yes ☐ No

Exchange Rate Agent:

Other Provisions:

Deluxe Corporation, a corporation duly organized and existing under the laws of Minnesota (together with its successors and assigns, the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assignees, the Principal Amount as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) on the Maturity Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from the Original Issue Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) at the Interest Rate per annum specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) until the Principal hereof is paid or duly made available for payment (except as provided below). The Company will pay interest in arrears on Interest Payment Date(s) specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) commencing with the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), and on the Maturity Date (or any Redemption Date or Repayment Date) (these and certain other capitalized terms used herein are defined on the face and the reverse of this Note); provided, however, that if the Original Issue Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if an Interest Payment Date or the Maturity Date (or any Redemption Date or Repayment Date) would fall on a day that is not a Business Day, payment of interest, premium, if any, or Principal otherwise payable on such date shall not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any Redemption Date or Repayment Date), and no interest shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any Redemption Date or Repayment Date) to such next succeeding Business Day.

Payment of the Principal of this Note, any premium and the interest due on the Maturity Date (or any Redemption Date or Repayment Date) will be made in immediately available funds upon surrender of this Note at the office or agency of such paying agent as the Company may determine, maintained for that purpose in the Borough of Manhattan, The City of New York (a “Paying Agent”), or at the office or agency of such other Paying Agent as the Company may determine.

Notwithstanding the foregoing, if an Addendum is attached hereto or “Other Provisions” apply to this Note as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), this Note shall be subject to the terms set forth in such Addendum or such “Other Provisions”.

Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date, until the Principal hereof has been paid or duly made available for payment (except as provided herein). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable on the Maturity Date (or any Redemption Date or Repayment Date) will be payable to the person to whom the Principal hereof shall be payable.

If the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is other than U.S. dollars, any payment on this Note on an Interest Payment Date or the Maturity Date (or any Redemption Date or Repayment Date) will be made in U.S. dollars, as provided below, unless the holder hereof elects by written request (which request shall also include appropriate wire transfer instructions) to the Paying Agent at its corporate trust office in The City of New York received on or prior to the Record Date relating to an Interest Payment Date or at least 10 days prior to the Maturity Date (or any Redemption Date or Repayment Date), as the case may be, to receive such payment in such Specified Currency, except as provided on the reverse hereof; provided, that any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent appointed by the Company and specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (the “Exchange Rate Agent”), at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Notes having the same terms as this Note (including Original Issue Date) scheduled to receive U.S. dollar payment and at which the applicable dealer commits to execute a contract; provided, further, that if such bid quotations are not available, such payments shall be made in such Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. The holder hereof may elect to receive payment in such Specified Currency for all such payments and need not file a separate election for each such payment, and such election shall remain in effect until revoked by written notice to the Paying Agent at its corporate trust office in The City of New York received on a date prior to the Record Date for the relevant Interest Payment Date or at least 10 calendar days prior to the Maturity Date (or any Redemption Date or Repayment Date), as the case may be; provided, that such election is irrevocable as to the next succeeding payment to which it relates.

If the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is U.S. dollars, payment of the Principal of and premium, if any, and interest on this Note will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; provided, however, that payments of interest, other than interest due at maturity (or any Redemption Date or Repayment Date) will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

A holder of U.S. $5,000,000 (or, if the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is other than U.S. dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity (or any Redemption Date or Repayment Date), by wire transfer of immediately available funds to an account within the United States maintained by the holder of this Note if appropriate wire transfer instructions in writing have been received by the Paying Agent not less than 10 days prior to the applicable Interest Payment Date; provided, however, that, unless alternative arrangements are made, any such payments to be made in a Specified Currency other than U.S. dollars shall be made to an account at a bank outside the United States.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, as defined on the reverse hereof, by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

DELUXE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK MINNESOTA, NA, as Trustee

By:
Name:
Title:

[REVERSE OF NOTE]

DELUXE CORPORATION

MEDIUM-TERM NOTE

(Fixed Rate)

This Note is one of a duly authorized issue of Medium-Term Notes having maturities of nine months or more from the date of issue (the “Notes”) of the Company. The Notes are issuable under an indenture, dated as of April 30, 2003 (the “Indenture”), by and between the Company and Wells Fargo Bank Minnesota, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. Wells Fargo Bank Minnesota, N.A. has been appointed Authenticating Agent with respect to the Notes, and Wells Fargo Bank Minnesota, N.A. at its corporate trust office in The City of New York has been appointed the Registrar and Paying Agent with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein. This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof (or in the pricing supplement attached hereto or delivered herewith) in accordance with the provisions of the following paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or earlier Redemption Date or Repayment Date), as the case may be. Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole or from time to time in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a “Redemption Date”), on notice given no more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

This Note will be subject to repayment by the Company at the option of the holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole or in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a “Repayment Date”). For this Note to be repaid, this Note must be received, together with the form hereon entitled “Option to Elect Repayment” duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Original Issue Discount Note, the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (i) the Issue Price specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the “Discount”.

For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant (computed using the “Constant Yield” method in accordance with the rules under the Internal Revenue Code of 1986, as amended). The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the “Initial Period”) is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Indexed Note, the Principal hereof payable at Maturity Date or interest to be paid on this Note, or both, will be determined by reference to the price or prices of specified commodities or stocks, the exchange rate of a specified currency relative to one or more currencies, currency units or composite currencies, or such other price or exchange rate specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a Dual Currency Note, the Company may have a one time option, exercisable on the Option Election Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of Principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payment would otherwise be made in the Specified Currency of such Notes), in an optional currency (the “Optional Payment Currency”) specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Amortizing Note, the Company will make payments combining Principal and interest in installments over the life of such Note. Payments with respect to Amortizing Notes will be applied first to the interest due and payable on the Notes and then to the reduction of the unpaid Principal of the Notes.

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a Renewable Note, this Note will mature on an Interest Payment Date set forth on the face hereof (or in the applicable pricing supplement attached hereto or delivered herewith), unless the maturity of all or a portion of the Principal amount of this Note is extended in accordance with the procedures set forth in the applicable pricing supplement.

If so specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), the Maturity Date of this Note may be extended at the option of the Company for one or more periods up to but not beyond the date (the “Final Maturity Date”) set forth on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in the minimum Authorized Denomination specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) or any amount in excess thereof which is an integral multiple thereof.

In case an Event of Default with respect to the Notes of this series shall have occurred and be continuing, the Principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Company’s obligations in respect of (i) the entire indebtedness of this series of Notes or (ii) certain restrictive covenants with respect to this series of Notes, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (unless cancelled as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes of this series may declare the principal of all of the Notes of this series to be immediately due and payable; and upon any such declaration such principal amount of and the accrued interest on all of the Notes of this series shall become immediately due and payable. In determining whether the Holders of the requisite principal amount of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Fixed Rate Note that shall be deemed to be outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the maturity thereof.

Except as set forth below, if the Principal of, or premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Company will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate (as defined below) on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

All determinations referred to above made by the Company or any of its agents shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Notes.

So long as this Note shall be outstanding, the Company will cause to be maintained an office or agency for the payment of the Principal of and premium, if any, and interest on this

Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Company may designate other agencies for the payment of said Principal, premium, if any, and interest at such place or places (subject to applicable laws and regulations) as the Company may decide. So long as there shall be any such agency, the Company shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein and in the Indenture prescribed unless otherwise agreed between the Company and the registered holder of this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the Principal of, or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplement thereto, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York (without regard to the body of law controlling conflicts of law, other than the New York General Obligations Law Section 5-1401.)

As used herein:

(i)	the term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and any other place of payment with respect to the applicable Notes and (i) with respect to Notes denominated in a Specified Currency other than U.S. dollars or euro, “Business Day” shall not include a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the Specified Currency, or (ii) with respect to Notes denominated in the euro, “Business Day” shall also include any day on which the TransEuropean Real-Time Gross Settlement Express Transfer (TARGET) System is in place;

(ii)	the term “Market Exchange Rate” shall mean the noon U.S. dollar buying rate in The City of New York for cable transfers as published by the Federal Reserve Bank of New York;

(iii)	the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and

(iv)	all other terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –              (Custodian)                 (Minor)

Under Uniform Gifts to Minors Act                      (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to

transfer such Note on the books of the Company, with full power of substitution in the premises.

Signature:

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) the Company to repay $             principal amount of the within Note, pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned, at

(Please print or typewrite name and address of the undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee, 450 West 33rd Street, MAC N2661202, Corporate Trust Services, New York, New York 10002.

Signature:

Dated:
NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

EXHIBIT B

FORM OF GLOBAL FLOATING RATE NOTE

[FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	PRINCIPAL AMOUNT: $

NO. FLR-	CUSIP:

DELUXE CORPORATION

MEDIUM-TERM NOTE

DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

(FLOATING RATE)

Form of Note: Book-Entry Note

Original Issue Date (Settlement Date):

Specified Currency: ☐ U.S. dollars ☐ Other:

Authorized Denominations: ☐ U.S. $1,000 and integral multiples thereof ☐ Other:

Maturity Date:

Interest Payment Date(s):

Interest Rate Basis or Bases:
☐ CD Rate	☐ Commercial Paper Rate
☐ Money Market Yield	☐ Federal Funds Rate
☐Prime Rate	☐ Treasury Rate

☐LIBOR
☐LIBOR Telerate	Index Currency:
Index Maturity:

☐ Other

Spread (plus or minus): %	Spread Multiplier: %

Initial Interest Rate: %

Interest Category

☐ Regular Floating Rate Note
☐ Floating Rate/Fixed Rate Note

Fixed Rate Commencement Date:
Fixed Interest Rate:

☐ Inverse Floating Rate Note:
Fixed Interest Rate:
☐ Original Issue Discount Note
Issue Price:

Initial Interest Reset Date:	Interest Reset Date(s):

Day Count: ☐ 30/360	☐ Actual/Actual
☐ Actual/360

Other:

Maximum Interest Rate: % Minimum Interest Rate: %

Indexed Note:	☐ Yes ☐ No
Manner of Determining Principal Amount Payable at Maturity Date:
Manner of Determining Interest Payable at Interest Payment Date:

Dual Currency Note:	☐ Yes ☐ No
Optional Payment Currency:
Optional Election Date:

Amortizing Note:	☐ Yes ☐ No
Amortizing Schedule:

Original Issue Discount Note:	☐ Yes ☐ No
Issue Price:

Renewable Note:	☐ Yes ☐ No
Initial Maturity Date:

Optional Redemption:	☐ Yes ☐ No
Initial Redemption Date:
Initial Redemption Percentage: %
Annual Redemption Percentage Reduction:

Optional Repayment:	☐ Yes ☐ No
Optional Repayment Date(s):

Optional Extension of Maturity:	☐ Yes ☐ No
Final Maturity Date:

Addendum Attached:	☐ Yes ☐ No

Exchange Rate Agent:

Other Provisions:

Deluxe Corporation, a corporation duly organized and existing under the laws of Minnesota (together with its successors and assigns, the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assignees, the Principal Amount as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) on the Maturity Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from the Original Issue Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) at a rate per annum equal to the Initial Interest Rate specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) until the first Interest Reset Date next succeeding the Original Issue Date specified on the face hereof (or in the pricing supplement attached hereto or delivered), and thereafter at a rate per annum determined in accordance with the provisions hereof (or in the pricing supplement attached hereto or delivered herewith) until the Principal hereof is paid or duly made available for payment (except as provided below). The Company will pay interest in arrears on each Interest Payment Date as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) commencing with the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), and on the Maturity Date (or any Redemption Date or Repayment Date) (these and certain other capitalized terms used herein are defined on the face and reverse of this Note); provided, however, that if the Original Issue Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that (i) if an Interest Payment Date (other than the Maturity Date (or any Redemption Date or Repayment Date)) would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day, except that if the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is LIBOR and such next Business Day falls in the next calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day, and (ii) if the Maturity Date (or any Redemption Date or Repayment Date) falls on a day that is not a Business Day, the required payment of Principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date (or any Redemption Date or Repayment Date) to the date of such payment on the next succeeding Business Day.

Payment of the Principal of this Note, any premium and the interest due on the Maturity Date (or any Redemption Date or Repayment Date) will be made in immediately available funds upon surrender of this Note at the office or agency of such paying agent as the Company may determine maintained for that purpose in the Borough of Manhattan, The City of New York (a “Paying Agent”), or at the office or agency of such other Paying Agent as the Company may determine.

Notwithstanding the foregoing, if an Addendum is attached hereto or “Other Provisions” apply to this Note as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), this Note shall be subject to the terms set forth in such Addendum or such “Other Provisions”.

Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the Original Issue Date, until the Principal hereof has been paid or duly made available for payment (except as provided herein). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to an Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable on the Maturity Date (or any Redemption Date or Repayment Date) will be payable to the person to whom the Principal hereof shall be payable.

If the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is other than U.S. dollars, any payment on this Note on an Interest Payment Date or the Maturity Date (or any Redemption Date or Repayment Date) will be made in U.S. dollars, as provided below, unless the holder hereof elects by written request (which request shall also include appropriate wire transfer instructions) to the Paying Agent at its corporate trust office in The City of New York received on or prior to the Record Date relating to an Interest Payment Date or at least 10 days prior to the Maturity Date (or any Redemption Date or Repayment Date), as the case may be, to receive such payment in such Specified Currency except as provided on the reverse hereof; provided, that any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent appointed by the Company and specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (the “Exchange Rate Agent”), at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Notes having the same terms as this Note (including Original Issue Date) scheduled to receive U.S. dollar payment and at which the applicable dealer commits to execute a contract; provided, further, that if such bid quotations are not available, such payments shall be made in such Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. The holder hereof may elect to receive payment in such Specified Currency for all such payments and need not file a separate election for each such payment, and such election shall remain in effect until revoked by written notice to the Paying Agent at its corporate trust office in The City of New York received on a date prior to the Record Date for the relevant Interest Payment Date or at least 10 calendar days prior to the Maturity Date (or any Redemption Date or Repayment Date), as the case may be; provided, that such election is irrevocable as to the next succeeding payment to which it relates.

If the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is U.S. dollars, payment of the Principal of and premium, if any, and interest on this Note will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; provided, however, that payments of interest, other than interest due at maturity (or any Redemption Date or Repayment Date) will be made by United States dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register.

A holder of U.S. $5,000,000 (or, if the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is other than U.S. dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity (or any Redemption Date or Repayment Date), by wire transfer of immediately available funds to an account within the United States maintained by the holder of this Note if appropriate wire transfer instructions in writing have been received by the Paying Agent not less than 10 days prior to the applicable Interest Payment Date; provided, however, that, unless alternative arrangements are made, any such payments to be made in a Specified Currency other than U.S. dollars shall be made to an account at a bank outside the United States.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, as defined on the reverse hereof, by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

DELUXE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK MINNESOTA, N.A. as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

DELUXE CORPORATION

MEDIUM-TERM NOTE

(FLOATING RATE)

This Note is one of a duly authorized issue of Medium-Term Notes having maturities of nine months or more from the date of issue (the “Notes”) of the Company. The Notes are issuable under an indenture, dated as of April 30, 2003 (the “Indenture”), by and between the Company and Wells Fargo Bank Minnesota, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. Wells Fargo Bank Minnesota, N.A. has been appointed Authenticating Agent and Calculation Agent (the “Authenticating Agent” and “Calculation Agent”, respectively, which terms include any successor authenticating agent or calculation agent, as the case may be) with respect to the Notes, and Wells Fargo Bank Minnesota, N.A. at its corporate trust office in The City of New York has been appointed the Registrar and Paying Agent with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof (or in the pricing supplement attached hereto or delivered herewith) in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole or from time to time in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a “Redemption Date”), on notice given no more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole or in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a “Repayment Date”). For this Note to be repaid, this Note must be received, together with the form hereon entitled “Option to Elect Repayment” duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

The interest rate borne by this Note will be determined as follows:

(i)	Unless the Interest Category of this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a “Floating Rate/Fixed Rate Note” or an “Inverse Floating Rate Note”, this Note shall be designated as a “Regular Floating Rate Note” and, except as set forth below or on the face hereof (or in the pricing supplement attached hereto or delivered herewith), shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith). Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith); provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

(ii)	If the Interest Category of this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a “Floating Rate/Fixed Rate Note”, then this Note shall initially bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith). Commencing on the Initial Interest Reset Date, the Rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith); provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) to the Maturity Date shall be the Fixed Interest Rate specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) or, if no such Fixed Interest Rate is specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

(iii)	If the Interest Category of this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an “Inverse Floating Rate Note”, then this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith); provided, however, that, unless otherwise specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith); provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

Unless otherwise specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), the rate with respect to each Interest Rate Basis will be determined in accordance with the applicable provisions below. Except as set forth above or on the face hereof (or in the pricing supplement attached hereto or delivered herewith), the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the CD Rate, Commercial Paper Rate, Federal Funds Rate and Prime Rate will be the second Business Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to LIBOR shall be the second London Business Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for Notes bearing interest calculated by reference to the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills normally would be auctioned; provided, however, that if as a result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following the date of such auction. Unless otherwise specified herein (or in the pricing supplement attached hereto or delivered herewith), the Interest Determination Date pertaining to a Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two business days prior to each Interest Reset Date for such Note.

The “Calculation Date” pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

Determination of CD Rate.

If the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is the CD Rate, the CD Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as published by the Board of Governors of the Federal Reserve System in “Statistical Release H.15(519), Selected Interest Rates”, or any successor publication of the Board of Governors of the Federal Reserve System (“H.15(519)”), under the heading “CDs (Secondary Market)”, or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as published by the Federal Reserve Bank of New York in its daily update of H.15(519) available through the world-wide web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update” or any successor site or publication of the Board of Governors (“H.15 Daily Update”) under the heading “Certificates of Deposit”. If such rate is not yet published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination Date, for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) in an amount that is representative for a single transaction in that market at that time as quoted by three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

Determination of Commercial Paper Rate.

If the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is the Commercial Paper Rate, the Commercial Paper Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the Money Market Yield (as defined herein) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), as such rate shall be published in H.15(519) under the heading “Commercial Paper—Non-Financial”, or if not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as published in H.15 Daily Update under the heading “Commercial Paper” (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 or 90 days, respectively). If by 3:00 P.M., New York City time, on such Calculation Date, such rate is not yet available in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate shall be calculated by the Calculation Agent and shall be the Money Market Yield corresponding to the arithmetic mean of the offered rates as of approximately 11:00 A.M., New York City time, on such Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), placed for a non-financial issuer whose bond rating is “AA”, or the equivalent, from a nationally recognized rating agency as quoted by three leading dealers of commercial paper in The City of New York selected by the Calculation Agent;

provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

“Money Market Yield” shall be the yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360 - (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the interest period for which interest is being calculated.

Determination of Federal Funds Rate.

If the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is the Federal Funds Rate, the Federal Funds Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate on such date for Federal Funds as published in H.15(519) under the heading “Federal Funds (effective)” or if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate shall be the rate on such date for Federal Funds as published in H.15 Daily Update under the heading “Federal Funds (Effective)”. If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds as of 9:00 A.M., New York City time, on such Interest Determination Date arranged by three leading brokers in Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Determination Date will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

Determination of LIBOR.

If the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is LIBOR, LIBOR with respect to this Note shall be determined on each Interest Determination Date as follows:

(i)	With respect to an Interest Determination Date relating to a LIBOR Note, LIBOR will be the rate for deposits in the London interbank market in the Index Currency (as defined below) having the Index Maturity designated on the face hereof (or in the pricing supplement attached hereto or delivered herewith) commencing on the second London Business Day immediately following such Interest Determination Date that appears on the Designated LIBOR Page (as defined below) as of 11:00 A.M., London time, on such Interest Determination Date. If no rate appears on the Designated LIBOR Page, LIBOR in respect of such Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

(ii)	With respect to an Interest Determination Date relating to a LIBOR Note to which the last sentence of clause (i) above applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated on the face hereof (or in the pricing supplement attached hereto or delivered herewith) commencing on the second London Business Day immediately following such Interest Determination Date to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M. (or such other time specified in the pricing supplement attached hereto or delivered herewith), in the applicable Principal Financial Center (as defined below), on such Interest Determination Date for loans made in the Index Currency to leading European banks having the Index Maturity designated on the face hereof (or in the pricing supplement attached hereto or delivered herewith) commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time by three major banks in such Principal Financial Center selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

“Index Currency” means the currency (including currency units and composite currencies) specified as Index Currency on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as the currency with respect to which LIBOR shall be calculated. If no such currency is specified as Index Currency on the face hereof (or in the pricing supplement attached hereto or delivered herewith), the Index Currency shall be U.S. dollars.

“Designated LIBOR Page” means the display on Page 3750 (or such other page as is specified in the pricing supplement attached hereto or delivered herewith) of the Dow Jones Telerate Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency (or such other page as may replace that page on that service for the purpose of displaying such rates).

Unless provided otherwise in the pricing supplement attached hereto or delivered herewith, “Principal Financial Center” will be the principal financial center of the country of the specified Index Currency, except that with respect to U.S. dollars and euro, the Principal Financial Center shall be The City of New York and Brussels, respectively.

Determination of Prime Rate.

If the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is the Prime Rate, the Prime Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate set forth in H.15(519) for such date opposite the caption “Bank Prime Loan”. If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the display designated as page “USPRIME 1” on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME 1 page on such service for the purpose of displaying the prime rate or base lending rate of major New York City banks) (the “Reuters Screen USPRIME 1 Page”) as such bank’s prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen USPRIME 1 Page on such Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen USPRIME 1 Page for such Interest Determination Date, the rate shall be the arithmetic mean of the prime rate quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to quote such rate or rates.

Determination of Treasury Rate.

If the Interest Rate Basis specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is the Treasury Rate, the Treasury Rate with respect to this Note shall be determined on each Interest Determination Date and shall be the rate applicable to the most recent auction of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), as published in H.15(519) under the heading “Treasury Bills—auction average (investment)”, or if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate on such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be the rate as published in H.15(519) under the heading “Treasury Bills—secondary market”, or any successor publication or heading. In the event such rate is not published by 3:00 P.M., New York City time, on such Calculation Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United

States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith); provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the Treasury Rate for such Interest Reset Date will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable hereon shall be the Initial Interest Rate).

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith). The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as of the next Interest Reset Date.

Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any Redemption Date or Repayment Date), as the case may be. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which interest is being paid. The interest factor for each such date shall be computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate or LIBOR, as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), or by the actual number of days in the year if the Interest Rate Basis is the Treasury Rate, as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith). All percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward). The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Original Issue Discount Note, the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (i) the Issue Price specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), increased by any accruals of the Discount, as defined below, and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the “Discount”.

For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant (computed using the “Constant Yield” method in accordance with the rules under the Internal Revenue Code of 1986, as amended). The constant yield will be calculated using a 30- day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the “Initial Period”) is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Indexed Note, the Principal hereof payable at Maturity Date or interest to be paid on this Note, or both, will be determined by reference to the price or prices of specified commodities or stocks, the exchange rate of a specified currency relative to one or more currencies, currency units or composite currencies, or such other price or exchange rate specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a Dual Currency Note, the Company may have a one time option, exercisable on the Option Election Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of Principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payment would otherwise be made in the Specified Currency of such Notes), in an optional currency (the “Optional Payment Currency”) specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Amortizing Note, the Company will make payments combining Principal and interest in installments over the life of such Note. Payments with respect to Amortizing Notes will be applied first to the interest due and payable on the Notes and then to the reduction of the unpaid Principal of the Notes.

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a Renewable Note, this Note will mature on an Interest Payment Date set forth on the face hereof (or in the applicable pricing supplement attached hereto or delivered herewith), unless the maturity of all or a portion of the Principal amount of this Note is extended in accordance with the procedures set forth in the applicable pricing supplement.

If so specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), the Maturity Date of this Note may be extended at the option of the Company for one or more periods up to but not beyond the date (the “Final Maturity Date”) set forth on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in the minimum Authorized Denomination specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) or any amount in excess thereof which is an integral multiple thereof.

In case an Event of Default with respect to the Notes of this series shall have occurred and be continuing, the Principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Company’s obligations in respect of (i) the entire indebtedness of this series of Notes or (ii) certain restrictive covenants with respect to this series of Notes, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (unless cancelled as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes of this series may declare the principal of all of the Notes of this series to be immediately due and payable; and upon any such declaration such principal amount of and the accrued interest on all of the Notes of this series shall become immediately due and payable. In determining whether the Holders of the requisite principal amount of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Floating Rate Note that shall be deemed to be outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the maturity thereof.

Except as set forth below, if the Principal of, or premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Company will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate (as defined below) on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

All determinations referred to above made by the Company or any of its agents shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Notes.

So long as this Note shall be outstanding, the Company will cause to be maintained an office or agency for the payment of the Principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Company may designate other agencies for the payment of said Principal, premium, if any, and interest at such place or places (subject to applicable laws and regulations) as the Company may decide. So long as there shall be any such agency, the Company shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein and in the Indenture prescribed unless otherwise agreed between the Company and the registered holder of this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the Principal of, or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplement thereto, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York (without regard to the body of law controlling conflicts of law, other than the New York General Obligations Law Section 5-1401).

As used herein:

(i)	the term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and any other place of payment with respect to the applicable Notes and (i) with respect to Notes bearing interest calculated by reference to LIBOR, “Business Day” shall also include a London Business Day, (ii) with respect to Notes denominated in a Specified Currency other than U.S. dollars or euro, “Business Day” shall not include a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the Specified Currency, or (iii) with respect to Notes denominated in euro, “Business Day” shall also include any day which the TransEuropean Real-Time Gross Settlement Express Transfer (TARGET) System is in place;

(ii)	the term “London Business Day” means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market;

(iii)	the term “Market Exchange Rate” shall mean the noon U.S. dollar buying rate in The City of New York for cable transfers as published by the Federal Reserve Bank of New York;

(iv)	the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and

(v)	all other terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—             (Custodian)             (Minor)

Under Uniform Gifts to Minors Act                                     (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                                                   attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Dated:

Signature:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) the Company to repay $             principal amount of the within Note, pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned, at

(Please print or typewrite name and address of the undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee, 450 West 33rd Street, MAC N2661202, Corporate Trust Services, New York, New York 10002.

Dated:

Signature:

NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

EXHIBIT C

FORM OF GLOBAL ORIGINAL ISSUE DISCOUNT ZERO COUPON NOTE

[FACE OF NOTE]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	PRINCIPAL AMOUNT: $
NO. FXR-	CUSIP:

DELUXE CORPORATION

MEDIUM-TERM NOTE

DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

(ORIGINAL ISSUE DISCOUNT ZERO COUPON)

Form of Note: Book-Entry Note

Original Issue Date (Settlement Date):

Specified Currency:	☐ U.S. dollars ☐ Other:

Authorized Denominations:	☐ U.S. $1,000 and integral multiples thereof
☐ Other:

Maturity Date:

Indexed Note:	☐ Yes ☐ No
Manner of Determining Principal Amount Payable at Maturity Date:

Dual Currency Note:	☐ Yes ☐ No
Optional Payment Currency:
Optional Election Date:

Optional Redemption:	☐ Yes ☐ No
Initial Redemption Date:
Initial Redemption Percentage: %
Annual Redemption Percentage Reduction:

Optional Repayment:	☐ Yes ☐ No
Optional Repayment Date(s):

Addendum Attached:	☐ Yes ☐ No

Exchange Rate Agent:

Other Provisions:

This note was issued with “original issue discount.” The total amount of original issue discount is         % of its principal amount, the issue date is                     , and the yield to maturity is         %.

Deluxe Corporation, a corporation duly organized and existing under the laws of Minnesota (together with its successors and assigns, the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assignees, the Principal Amount as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) on the Maturity Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (except to the extent redeemed or repaid prior to the Maturity Date) (these and certain other capitalized terms used herein are defined on the face and the reverse of this Note).

The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or repayment or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the rate by which the Discount is accrued, as stated below (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption or repayment, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable upon demand. In the event that the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the principal otherwise payable on such Maturity Date or Redemption Date or Repayment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date, Redemption Date or Repayment Date.

Payment of the Principal of this Note and any premium due on the Maturity Date (or any Redemption Date or Repayment Date) or any interest hereon will be made in immediately available funds upon surrender of this Note at the office or agency of such paying agent as the Company may determine maintained for that purpose in the Borough of Manhattan, The City of New York (a “Paying Agent”), or at the office or agency of such other Paying Agent as the Company may determine.

Notwithstanding the foregoing, if an Addendum is attached hereto or “Other Provisions” apply to this Note as specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), this Note shall be subject to the terms set forth in such Addendum or such “Other Provisions”.

If the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is other than U.S. dollars, any payment on this Note on the Maturity Date (or any Redemption Date or Repayment Date) will be made in U.S. dollars, as provided below, unless the holder hereof elects by written request (which request shall also include appropriate wire transfer instructions) to the Paying Agent at its corporate trust office in The City of New York received on or prior to at least 10 days prior to the Maturity Date (or any Redemption Date or Repayment Date), to receive such payment in such Specified Currency, except as provided on the reverse hereof; provided, that any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent appointed by the Company and specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) (the “Exchange Rate Agent”), at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of such Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Notes having the same terms as this Note (including Original Issue Date) scheduled to receive U.S. dollar payment and at which the applicable dealer commits to execute a contract; provided, further, that if such bid quotations are not available, such payments shall be made in such Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. The holder hereof may elect to receive payment in such Specified Currency for all such payments and need not file a separate election for each such payment, and such election shall remain in effect until revoked by written notice to the Paying Agent at its corporate trust office in The City of New York received on a date prior to at least 10 calendar days prior to the Maturity Date (or any Redemption Date or Repayment Date); provided, that such election is irrevocable as to the next succeeding payment to which it relates.

If the Specified Currency specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) is U.S. dollars, payment of the Principal of and premium and interest, if any, on this Note will be made in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, as defined on the reverse hereof, by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

DELUXE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK MINNESOTA, NA, as Trustee

By:
Name:
Title:

[REVERSE OF NOTE]

DELUXE CORPORATION

MEDIUM-TERM NOTE

(Original Issue Discount Zero Coupon)

This Note is one of a duly authorized issue of Medium-Term Notes having maturities of nine months or more from the date of issue (the “Notes”) of the Company. The Notes are issuable under an indenture, dated as of April 30, 2003 (the “Indenture”), by and between the Company and Wells Fargo Bank Minnesota, N.A., as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. Wells Fargo Bank Minnesota, N.A. has been appointed Authenticating Agent with respect to the Notes, and Wells Fargo Bank Minnesota, N.A. at its corporate trust office in The City of New York has been appointed the Registrar and Paying Agent with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein. This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof (or in the pricing supplement attached hereto or delivered herewith) in accordance with the provisions of the following paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole or from time to time in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), on the date fixed for redemption (each, a “Redemption Date”), on notice given no more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) multiplied by the Amortized Face Amount (as defined below) to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) until the Redemption Price is 100% of the Amortized Face Amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

This Note will be subject to repayment by the Company at the option of the holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole or in part in increments of U.S.$1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the Amortized Face Amount to be repaid, on the date fixed for repayment (each, a “Repayment Date”). For this Note to be repaid, this Note must be received, together with the form hereon entitled “Option to Elect Repayment” duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the holder hereof upon the presentation and surrender hereof.

The amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity (the “Amortized Face Amount”) will be equal to the sum of (i) the Issue Price specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), increased by any accruals of the Discount, as defined below, and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the “Discount”.

For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant (computed using the “Constant Yield” method in accordance with the rules under the Internal Revenue Code of 1986, as amended and the applicable Treasury Regulations). The constant yield will be calculated using a 30-day month, 360-day year convention and a six-month compounding period.

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as an Indexed Note, the Principal hereof payable at Maturity Date will be determined by reference to the price or prices of specified commodities or stocks, the exchange rate of a specified currency relative to one or more currencies, currency units or composite currencies, or such other price or exchange rate specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

If this Note is specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) as a Dual Currency Note, the Company may have a one time option, exercisable on the Option Election Date specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith), in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of Principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payment would otherwise be made in the Specified Currency of such Notes), in an optional currency (the “Optional Payment Currency”) specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith).

This Note is unsecured and ranks pari passu with all other unsecured and unsubordinated indebtedness of the Company.

This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in the minimum Authorized Denomination specified on the face hereof (or in the pricing supplement attached hereto or delivered herewith) or any amount in excess thereof which is an integral multiple thereof.

In case an Event of Default with respect to the Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the Company’s obligations in respect of (i) the entire indebtedness of this series of Notes or (ii) certain restrictive covenants with respect to this series of Notes, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (unless cancelled as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes of this series may declare the principal of all of the Notes of this series to be immediately due and payable; and upon any such declaration such principal amount of and the accrued interest on all of the Notes of this series shall become immediately due and payable. In determining whether the Holders of the requisite principal amount of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the maturity thereof.

Except as set forth below, if the Principal of, or premium or interest, if any, on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Company will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate (as defined below) on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

All determinations referred to above made by the Company or any of its agents shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Notes.

So long as this Note shall be outstanding, the Company will cause to be maintained an office or agency for the payment of the Principal of and premium, if any, and interest, if any, on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Company may designate other agencies for the payment of said Principal, premium and interest, if any, at such place or places (subject to applicable laws and regulations) as the Company may decide. So long as there shall be any such agency, the Company shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of and premium and interest, if any, on this Note at the time, place, and rate, and in the coin or currency, herein and in the Indenture prescribed unless otherwise agreed between the Company and the registered holder of this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium and interest, if any) on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the Principal of, or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplement thereto, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York (without regard to the body of law controlling conflicts of law, other than the New York General Obligations Law Section 5-1401).

As used herein:

(i)	the term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York and any other place of payment with respect to the applicable Notes and (i) with respect to Notes denominated in a Specified Currency other than U.S. dollars or euro, “Business Day” shall not include a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in the principal financial center of the country of the Specified Currency, or (ii) with respect to Notes denominated in the euro, “Business Day” shall also include any day on which the TransEuropean Real-Time Gross Settlement Express Transfer (TARGET) System is in place;

(ii)	the term “Market Exchange Rate” shall mean the noon U.S. dollar buying rate in The City of New York for cable transfers as published by the Federal Reserve Bank of New York;

(iii)	the term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and

(iv)	all other terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –              (Custodian)             (Minor)

Under Uniform Gifts to Minors Act              (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.

Signature:

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) the Company to repay $             principal amount of the within Note, pursuant to its terms, on the Optional Repayment Date first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date or repayment, to the undersigned, at

(Please print or typewrite name and address of the undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee, 450 West 33rd Street, MAC N2661202, Corporate Trust Services, New York, New York 10002.

Signature:
Dated:
NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

EXHIBIT D

DELUXE CORPORATION

Administrative Procedure

This Administrative Procedure relates to the Notes defined in the Distribution Agreement, dated September 2, 2003 (the “Distribution Agreement”), by and between Deluxe Corporation (the “Issuer”) and Credit Suisse First Boston LLC, Banc One Capital Markets, Inc. and Wachovia Capital Markets, LLC (together, the “Agents”), to which this Administrative Procedure is attached as Exhibit C. The Notes will be issued pursuant to an Indenture, dated as of April 30, 2003 (the “Indenture”), by and between the Issuer and Wells Fargo Bank Minnesota, N.A., as trustee (“Trustee”). Defined terms used herein and not defined herein shall have the meanings given such terms in the Notes, the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

The procedures to be followed with respect to the settlement of sales of Notes directly by the Issuer to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Notes by an Agent, as principal, from the Issuer will be set forth in a Terms Agreement pursuant to the Distribution Agreement. An Agent, in relation to a purchase of a Note by a purchaser solicited by such Agent, is referred to herein as the “Selling Agent”.

The Issuer may advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Notes and the related settlement details.

Except as otherwise specified in a Pricing Supplement, each Note will be issued at 100% of principal amount, less the applicable Agent’s discount or commission. The minimum aggregate amount of Notes which may be offered to any purchaser will be $1,000.

Each Note will be issued only in fully registered form and will be represented by either a global security (a “Global Note”) delivered to the Trustee, as agent for The Depository Trust Company (the “DTC”) and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate issued in definitive form (a “Certificated Note”) delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. The owner of a Book-Entry Note will not be entitled to receive a certificate representing such a Note, except as provided in the Indenture.

Book-Entry Notes will be issued in accordance with the Administrative Procedure set forth herein. The procedures for the issuance of Certificated Notes will be agreed among the Issuer, the Agents and the Trustee prior to the issuance of any such Certificated Note.

Administrative Procedure for Book-Entry Notes

In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Issuer and the Trustee to DTC, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of

May 14, 1991 (the “Certificate Agreement”), and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).

Posting Rates by the Issuer:

The Issuer and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Notes that may be sold as a result of the solicitation of offers by an Agent. The Issuer may establish a fixed set of interest rates and maturities for an offering period (“posting”). If the Issuer decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Issuer:

Each Agent will promptly advise the Issuer by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Notes, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. The Issuer will have the sole right to accept offers to purchase Book-Entry Notes and may reject any such offer in whole or in part.

The Issuer will promptly notify the Selling Agent of its acceptance or rejection of an offer to purchase Book-Entry Notes. If the Issuer accepts an offer to purchase Book-Entry Notes, it will confirm such acceptance in writing to the Selling Agent and the Trustee.

Interest:

Interest on Book-Entry Notes will accrue and will be paid at the times and in the manner consistent with the description thereof in the Company’s Prospectus Supplement dated September 2, 2003 to the Prospectus dated July 11, 2003 and the applicable Pricing Supplement thereto. Unless otherwise set forth therein, interest on Fixed Rate Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

On the second Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Issuer with the total amount of interest payments (whether in U.S. dollars or other currencies or currency units) to be made on such Interest Payment Date. The Trustee will provide monthly, to the Issuer’s Treasury Department, a list of the principal and any premium and interest to be paid on Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

CUSIP Numbers:

The Trustee has arranged with the CUSIP Service Bureau of Standard & Poor’s Corporation (the “CUSIP Service Bureau”) for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers relating to Global Notes representing Book-Entry Notes. The Trustee has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Issuer and DTC. The Trustee will assign CUSIP numbers serially to Global Notes as described below under “Communication of Sale Information to the Issuer by Selling Agent and Settlement Procedures”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Global Notes; and the Issuer will reserve additional CUSIP numbers for assignment to Global Notes representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Exchanges:

The Trustee, at the Issuer’s request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent (i) Fixed-Rate Book-Entry Notes having the same terms (other than Settlement Dates), (ii) Floating Rate Book-Entry Notes having the same terms (other than Settlement Dates) or (iii) Original Issue Discount Zero Coupon Book-Entry Notes; (b) a date, at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Book-Entry Notes, on which such Global Note shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes and the old CUSIP numbers for a single Global Note bearing the new CUSIP number. The CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal amount, one replacement Note will be authenticated and issued to represent each $500,000,000 of principal amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes. In such case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Manner of Payment:

The total amount of principal, premium, if any, and interest due on a Global Note on any Interest Payment Date or at maturity or upon redemption or repayment shall be paid by the Issuer to the Trustee in funds available for use by the Trustee on such date. The Issuer will make payment on such Global Note by depositing funds sufficient to make such payment with the Trustee. The Issuer will confirm the payment instructions in writing to the Trustee. For payments of principal and any premium at maturity or upon redemption or repayment, prior to 10:00 a.m. (New York City time) on such date or as soon as possible thereafter, the Trustee will pay DTC by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of interest, premium, if any, or principal (together with interest thereon) due on a Global Note on such date. For payments of interest, the Trustee will pay DTC such payments in same-day funds on each Interest Payment Date in accordance with existing arrangements between the Trustee and DTC. Thereafter, for all payments on such date, DTC will pay, in accordance with SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC.

Communication of Sale Information to the Issuer by Selling Agent and Settlement Procedures:

A. After the acceptance of an offer by the Issuer, the Selling Agent will communicate promptly, but in no event later than the time set forth under “Settlement Procedure Timetable” below, the following details of the terms of such offer (the “Sale Information”) to the Issuer by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

(1) Principal amount of Notes to be purchased;

(2) If a Fixed Rate Note, the Interest Rate and initial Interest Payment Date and whether such Note is an Amortizing Note, and if so, the Amortizing Schedule;

(3) Trade Date of the Note;

(4) Settlement Date (Original Issue Date) of the Note;

(5) Maturity Date of the Note;

(6) Specified Currency of the Note;

(7) In the case of an Indexed Note, any additional information relevant to determination of the amounts of principal (and premium, if any) or interest payable;

(8) Issue price;

(9) Selling Agent’s commission or discount;

(10) Net proceeds to the Issuer;

(11) Redemption and/or repayment provisions, if any, of the Note;

(12) If a Floating Rate Note or Indexed Note, such of the following as are applicable:

(i) Interest Rate Basis or Bases,

(ii) Index Maturity or Index Currency,

(iii) Spread or Spread Multiplier,

(iv) Maximum Interest Rate,

(v) Minimum Interest Rate,

(vi) Initial Interest Rate,

(vii) Interest Reset Dates,

(viii) Calculation Dates,

(ix) Interest Determination Dates,

(x) Interest Payment Dates, and

(xi) Interest Category of the Note;

(13) Original issue discount, if any;

(14) Whether the Issuer has the option to extend the Maturity of the Note and if so, the Final Maturity of such Note;

(15) Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity Date and the Final Maturity Date;

(16) If the transaction is on an agency or principal basis;

(17) Name, address and taxpayer identification number of the registered owner(s);

(18) Denomination of certificates to be delivered at settlement;

(19) Book-Entry Note or Certificated Note;

(20) Selling Agent; and

(21) Any additional applicable terms of the Note.

B. After receiving the Sale Information from the Selling Agent, the Issuer will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Note from a list of CUSIP numbers previously delivered to the Trustee by the Issuer representing such Book-Entry Note and then advise the Issuer and the Selling Agent, of such CUSIP number.

C. The Trustee will enter a pending deposit message through DTC’s Participant Terminal System, providing the following settlement information to DTC, and DTC shall forward such information to such Agent and the Standard & Poor’s Corporation:

(1) The applicable Sale Information;

(2) CUSIP number of the Global Note representing such Book-Entry Note;

(3) Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time);

(4) Number of the participant account maintained by DTC on behalf of the Selling Agent;

(5) The interest payment period; and

(6) Initial Interest Payment Date for such Book-Entry Note, number of days by which such date succeeds the record date for DTC’s purposes (which, in the case of Floating Rate Notes which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Notes shall be the Regular Record Date, as defined in the Note) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

D. The Trustee will complete and authenticate the Global Note previously delivered by the Issuer representing such Book-Entry Note.

E. DTC will credit such Book-Entry Note to the Trustee’s participant account at DTC.

F. The Trustee will then enter a SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Trustee’s participant account and credit such Book-Entry Note to such Selling Agent’s participant account and (ii) debit such Selling Agent’s settlement account and credit the Trustee’s settlement account for an amount equal to the issue price of such Book-Entry Note less such Selling Agent’s commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

G. Such Agent will enter a SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to such Agent’s participant account and credit such Book-Entry Note to the participant accounts of the participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the issue price of such Book-Entry Note.

H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “F” and “G” will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Issuer maintained at Wachovia Bank, N.A., Winston-Salem, North Carolina or such other account as the Issuer may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure “F”.

J. Upon request, the Trustee will send to the Issuer a statement setting forth the principal amount of Book-Entry Notes outstanding as of that date under the Indenture.

K. Such Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the participants with respect to such Book-Entry Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

L. DTC will, at any time, upon request of the Issuer or the Trustee, promptly furnish to the Issuer or the Trustee a list of the names and addresses of the participants for whom DTC has credited Book-Entry Notes.

Preparation of Pricing Supplement:

If the Issuer accepts an offer to purchase a Book-Entry Note, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Note and arrange to have delivered to the Selling Agent at an address specified by such Selling Agent at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the receipt of the Sale Information, or if the Issuer and the purchaser agree to settlement on the Business Day following the date of acceptance, not later than noon, New York City time, on such date. The Issuer will file the Pricing Supplement with the Securities Exchange Commission (the “Commission”) not later than the close of business of the Commission on the second Business Day following the earlier of the date of determination of the Sale Information or the date on which such Pricing Supplement is first used pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”). No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing and the Selling Agent will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of “Delivery of Confirmation and Prospectus to Purchaser by Selling Agent” below. Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

The Selling Agent will deliver to the purchaser of a Book-Entry Note a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Note prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Note. For this purpose, entry of a SDFS deliver order through DTC’s Participant Terminal System to credit a Note to the account of a Participant purchasing, or acting for the purchaser of, a Note shall be deemed to constitute delivery of such Note. The Issuer shall ensure that the Agents receive copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Agents to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser’s offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the

Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Date of Settlement:

The receipt by the Issuer of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Note representing such Book-Entry Note shall constitute “settlement” with respect to such Book-Entry Note. All orders of Book-Entry Notes solicited by a Selling Agent and accepted by the Issuer on a particular date (the “Trade Date”) will be settled on a date (the “Settlement Date”) which is the third Business Day after the Trade Date pursuant to the “Settlement Procedure Timetable” set forth below, unless the Issuer and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Settlement Procedure Timetable:

For orders of Book-Entry Notes solicited by an Agent, as agent, and accepted by the Issuer for settlement on the first Business Day after the Trade Date, Settlement Procedures “A” through “I” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement Procedure	Time	Date
A	5:00 p.m.	on the Business Day following the Trade Date or 10:00 a.m. on the Business Day prior to the Settlement Date, whichever is earlier
B	12:00 noon	on the second Business Day immediately preceding the Settlement Date
C	2:00 p.m.	on the second Business Day immediately preceding the Settlement Date
D	9:00 a.m.	on the Settlement Date
E	10:00 a.m.	on the Settlement Date
F - G	2:00 p.m.	on the Settlement Date
H	4:45 p.m.	on the Settlement Date
I	5:00 p.m.	on the Settlement Date

If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined but not later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure “H” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to DTC, through DTC’s Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

If the Trustee fails to enter a SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure “F”, then upon written request (which may be evidenced by telecopy transmission) of the Issuer, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Book-Entry Note to the Trustee’s participant account, provided that the Trustee’s participant account contains a principal amount of the Global Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will cancel such Global Note, make appropriate entries in the Trustee’s records and, unless otherwise instructed by the Issuer, destroy the Global Note. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance (and, unless otherwise instructed by the Issuer, destroyed by the Trustee) and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

If the total purchase price for any Book-Entry Note is not timely paid to the participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Note may enter deliver orders through DTC’s Participant Terminal System debiting such Book-Entry Note to such participant’s account and crediting such Book-Entry Note to such Agent’s account and then debiting such Book-Entry Note to such Agent’s participant account and crediting such Book-Entry Note to the Trustee’s participant account and shall notify the Issuer and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Issuer of such order and the Issuer shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Note which was credited to the account of the Issuer maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Issuer will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Issuer.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedure “D”, for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records. The Issuer will, from time to time, furnish the Trustee with a sufficient quantity of forms of Global Notes.

Authenticity of Signatures:

The Issuer will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee’s officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Note or the Global Note.

Trustee Not to Risk Funds:

Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Issuer, the Agents, DTC or any Holder of a Note, it being understood by all parties that payments made by the Trustee to the Issuer, the Agents, DTC or any Holder of a Note shall be made only to the extent that funds are provided to the Trustee for such purpose.

Administrative Procedure for Interest Payment

Notice of Interest Payment Dates and Regular Record Dates:

To the extent then known, on the first Business Day of March, June, September, and December of each year, the Trustee will deliver to the Issuer and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day.

Payments of Principal and Interest:

(a) Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each Global Note on such Interest Payment Date. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor’s Corporation. The Issuer will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth in Subsection (d) below under “Manner of Payment”.

(b) Payments at Stated Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Stated Maturity of such Global Note. The

Issuer will pay to the Trustee, as the paying agent, the principal amount of such Global Note, together with interest due at such Stated Maturity. Upon surrender of a Global Note, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under “Manner of Payment”. If any Stated Maturity of a Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Stated Maturity. Promptly after payment to DTC of the principal and any interest due at the Stated Maturity of such Global Note, the Trustee will cancel such Global Note and return such Global Note to the Issuer in accordance with the terms of the Indenture.

(c) Payment upon Redemption. The Trustee will comply with the terms of the Letter of Representation with regard to redemptions or repayments of the Book-Entry Notes. In the case of Book-Entry Notes stated by their terms to be redeemable prior to Stated Maturity, at least 30 calendar days but no more than 60 calendar days before the date fixed for redemption (the “Redemption Date”), the Issuer shall notify the Trustee of the Issuer’s election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. Within 5 calendar days of receiving such notice from the Issuer, the Trustee shall notify DTC of the Issuer’s election to redeem such Book-Entry Notes. The Trustee shall notify the Issuer and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part. The Issuer, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the fifth Business Day preceding the Redemption Date of such Book-Entry Note. The Issuer will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note redeemed in whole and shall deliver it to the Issuer with an appropriate debit advice. If a Global Note is to be redeemed in part, the Trustee will cancel such Global Note and issue a Global Note which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the canceled Global Note.

(d) Manner of Payment. The total amount of any principal and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Issuer to the Trustee in immediately available funds on such date available for use as of 12:00 P.M. New York City time. The Issuer will make such payment on such Global Notes by wire transfer to the Trustee. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior to 1:00 p.m., New York City time, on each date of Maturity of a Book-Entry Note or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due at Maturity on Book-Entry Notes. On each Interest Payment Date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON THE BOOK-ENTRY NOTES.

(e) Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Exhibit E

DELUXE CORPORATION

Medium-Term Notes

Authentication Certificate Supplemental to the Officers’ Certificate and Company Order dated September 2, 2003

Form of Note:

☐      Book-Entry

☐      Certificated

Name and Address of Registered Owner:

Cede & Company

P.O. Box 20, Bowling Green Station

New York, NY 10004

Taxpayer Identification Number of

Registered Owner:

Principal Amount:

Specified Currency:

Original Issue Date:

Maturity Date:

Interest Rate Basis:

☐      Fixed Rate Note

☐      CD Rate Note

☐      Commercial Paper Rate Note

☐      Federal Funds Rate Note

☐      LIBOR Note

☐      Prime Rate Note

☐      Treasury Rate Note

☐      Other Base Rate (as described below)

☐      Indexed Note (as described below)

☐      Optional Interest Rate Reset (as described below)

Issue Price (Dollar Amount and Percentage of
Principal Amount): $             /             %

Agent’s Commission: $

Net Proceeds to the Company: $

Trade Date:

Settlement Date:

Redemption Terms:

Repayment Terms:

Calculation Agent:

Exchange Rate Agent:

Other Terms:

Dated:

Authorized Denominations:

Interest Rate/Initial Interest Rate:

Interest Payment Dates:

Regular Record Dates:

Interest Determination Dates:

Interest Reset Dates:

Calculation Dates:

Index Maturity:

Spread:

Spread Multiplier:

Maximum Interest Rate:

Minimum Interest Rate:

For Original Issue Discount Notes:

Original issue discount:      %

Yield to maturity:                                                             %

Original issue discount applicable to short accrual period:                                                                                   %

Short accrual period:

Method used to determine yield to maturity:

☐      Approximate

☐      Exact

Original Issue Discount Note:

☐    Subject to special provisions set forth therein

☐    For Federal income tax purposes only

Aggregate initial offering price of Debt Securities issued under Registration Statement No.
through date hereof (including this Note): $

Aggregate initial offering price of Notes issued through date hereof (including this Note): $

CUSIP Number:

DELUXE CORPORATION

By                                                                                                 *

By                                                                                                 *

*	To be signed by (1) the Chairman of the Board, the President, a Vice President or an Assistant Vice President and (2) the Treasurer or an Assistant Treasurer.